EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
ClearWorks.net, Inc.:

We consent to the use of our report incorporated herein by reference.

KPMG LLP

Houston, Texas
July 3, 2000